   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 31,1999

                                          Registration Statement No.
                                                                    -----------

===============================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------


                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933


                               CHICO'S FAS, INC.
             (Exact name of Registrant as specified in its charter)

             FLORIDA                                          59-2389435
  (State or other jurisdiction                             (I.R.S. Employer
of incorporation or organization)                        Identification Number)

                              11215 METRO PARKWAY
                           FORT MYERS, FLORIDA 33912
                                 (941) 277-6200
                         (Address, including zip code,
                  of Registrant's principal executive offices)

                               CHICO'S FAS, INC.
                       1993 STOCK OPTION PLAN, AS AMENDED
                            (Full title of the plan)

                         MARVIN J. GRALNICK, PRESIDENT
                              11215 METRO PARKWAY
                           FORT MYERS, FLORIDA 33912
                                 (941) 277-6200
           (Name, address, including zip code, and telephone number
                   including area code, of agent for service)



                                          CALCULATION OF REGISTRATION FEE
===================================================================================================================
                                                                             Proposed Maximum
    Title of Securities      Amount to be    Proposed Maximum Offering      Aggregate Offering        Amount of
     to be Registered         Registered        Price Per Share(1)               Price(1)          Registration Fee
-------------------------------------------------------------------------------------------------------------------
Common Stock. . . . . . . .  500,000 shs.            $21.0625                 $10,531,250.00          $2,927.69
===================================================================================================================

(1) Estimated pursuant to Rule 457(c), solely for the purpose of calculating the registration fee, based upon the average of the high and low prices for the common stock reported on the NASDAQ National Market System on August 25, 1999.



===============================================================================

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


INCORPORATION OF DOCUMENTS BY REFERENCE.

This Registration Statement registers additional securities of the same class as other securities for which a Registration Statement filed on Form S-8 relating to the 1993 Stock Option Plan is already effective. Pursuant to General Instruction E of this form, the contents of the Company's previous registration statement (Registration Statement No. 33-83840) are incorporated herein by reference.


ITEM 8. EXHIBITS.

Exhibit
Number        Description
------        -----------

 5 Opinion of Trenam, Kemker, Scharf, Barkin, Frye, O'Neill & Mullis, Professional Association, as to the legality of the Common Stock being registered.

 23.1 Consent of Trenam, Kemker, Scharf, Barkin, Frye, O'Neill & Mullis, Professional Association (contained in Exhibit 5).

 23.2         Consent of Arthur Andersen LLP.

 24           Powers of Attorney (contained in signature page).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Myers, State of Florida, on the 30th day of August, 1999.

                                          CHICO'S FAS, INC.


                                          By: /s/ Marvin J. Gralnick
                                             ----------------------------------
                                                  Marvin J. Gralnick, President
                                                  and Chief Executive Officer


         KNOW ALL MEN BY THESE PRESENTS that each of the undersigned officers and directors of Chico's FAS, Inc., for himself and not for one another, does hereby constitute and appoint Marvin J. Gralnick Charles J. Kleman, and Scott
A. Edmonds, and each of them, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his name to any and all amendments, including post-effective amendments, to this registration statement, with respect to the proposed issuance, sale and delivery of shares of its Common Stock, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, and each of the undersigned for himself hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                                          TITLE                             DATE
---------                                          -----                             ----

/s/ Marvin J. Gralnick                   President, Chief Executive            August 30, 1999
---------------------------           Officer and Director (Principal
Marvin J. Gralnick                           Executive Officer)


/s/ Charles J. Kleman                     Chief Financial Officer,             August 30, 1999
---------------------------              Executive Vice President -
Charles J. Kleman                     Finance and Director (Principal
                                      Financial Officer and Principal
                                            Accounting Officer)


/s/ Helene B. Gralnick                            Director                     August 30, 1999
---------------------------
Helene B. Gralnick


SIGNATURE                                          TITLE                             DATE
---------                                          -----                             ----

/s/ Verna K. Gibson                               Director                     August 30, 1999
---------------------------
Verna K. Gibson


/s/ Ross E. Roeder                                Director                     August 30, 1999
---------------------------
Ross E. Roeder


/s/ John Burden                                   Director                     August 30, 1999
---------------------------
John Burden


                                 EXHIBIT INDEX


Exhibit
Number        Description
------        -----------

 5 Opinion of Trenam, Kemker, Scharf, Barkin, Frye, O'Neill & Mullis, Professional Association, as to the legality of the Common Stock being registered.

 23.1 Consent of Trenam, Kemker, Scharf, Barkin, Frye, O'Neill & Mullis, Professional Association (contained in Exhibit 5).

 23.2         Consent of Arthur Andersen LLP.

 24           Powers of Attorney (contained in signature page).